UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 18, 2009

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Benham Place 9400 North Broadway, Suite 600 Oklahoma City, OK	73114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 600-0711

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On February 18, 2009, GMX Resources Inc. (the “Company”) made available on its website at www.gmxresources.com a presentation (“Presentation”) dated February 18, 2009, providing certain information about the Company, which information is being presented by the Company at investor conferences or meetings. The Presentation is furnished under this Item 7.01 pursuant to Regulation FD and is included as Exhibit 99.1 to this report.

ITEM 9.01	Financial Statements and Exhibits.

The following Exhibit is filed as a part of this report:

99.1	Company Presentation dated February 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMX RESOURCES INC.

By:	/s/ James A. Merrill
James A. Merrill, Chief Financial Officer

Date: February 18, 2009

INDEX TO EXHIBITS

99.1	Company Presentation dated February 18, 2009.